                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         ULTIMATE ELECTRONICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                    ALAN E. KESSOCK, CHIEF FINANCIAL OFFICER
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

* Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                          ULTIMATE ELECTRONICS, INC.
                             321A W. 84TH AVENUE

                           THORNTON, COLORADO 80221



April 25, 1997

TO THE STOCKHOLDERS OF
ULTIMATE ELECTRONICS, INC.:

You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Ultimate Electronics, Inc. to be held on Tuesday June 10, 1997 at the Company's office, 321A West 84th Avenue, Thornton, Colorado (the "Annual Meeting") at 8:30 a.m., Mountain Time, for the purpose of electing directors, approving a replacement stock option plan for the two stock option plans currently in effect and ratifying the appointment of Ernst & Young LLP as the Company's independent auditors for the current year.

Enclosed is a Notice of the Annual Meeting and a Proxy Statement. You are urged to read the Proxy Statement carefully. A proxy card is also enclosed for your convenience. Please complete, sign, date and return the proxy card promptly. If you attend the Annual Meeting, you may vote your shares personally, whether or not you have previously submitted a proxy card.

Your Board of Directors strongly supports and recommends these actions. Accordingly, we request that you vote in favor of all proposals. We also urge you to make plans if at all possible to attend the meeting in person. Thank you for your consideration.

FOR THE BOARD OF DIRECTORS,



William J. Pearse
Chairman of the Board and Chief Executive Officer


WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD, RETURNING IT PROMPTLY TO ENSURE THAT YOUR SHARES ARE VOTED. A BUSINESS REPLY ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF YOU MAIL THIS PROXY CARD FROM ANYWHERE IN THE UNITED STATES.

                          ULTIMATE ELECTRONICS, INC.
                             321A W. 84TH AVENUE

                           THORNTON, COLORADO 80221

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JUNE 10, 1997

TO THE STOCKHOLDERS OF ULTIMATE ELECTRONICS, INC.:

NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Meeting") of Ultimate Electronics, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, June 10, 1997, at 8:30 a.m., (Mountain
Time), at the Company's office, 321 W. 84th Avenue, Thornton, Colorado 80221, for the following purposes:

     (1) To elect one director to Class III to serve for a term of three years, who will serve until his successor has been duly elected and qualified.

     (2) To consider and vote upon a proposal to adopt an Equity Incentive Plan, which plan will replace the Company's employee Stock Option Plan and Nonemployee Directors Stock Option Plan, and to provide for the authorization for issuance under the Equity Incentive Plan of up to 750,000 shares of the Company's common stock.

     (3) To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending January 31, 1998.

     (4) To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the accompanying Proxy Statement. The Board of Directors of the Company fixed the close of business on April 15, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Consequently, only holders of the Company's common stock at the close of business on April 15, 1997 will be entitled to notice of and to vote at the Meeting. A complete list of stockholders entitled to vote at the Meeting will be available for examination during normal business hours by any stockholder, for purposes related to the Meeting, for a period of ten days prior to the Meeting at the Company's corporate office located at 321A West 84th Avenue, Thornton, Colorado 80221.

Whether or not you plan to attend the Meeting in person, please complete, date and sign the accompanying proxy card and return it promptly in the enclosed envelope to ensure your representation at the Meeting. You are cordially invited to attend the Meeting and, if you do so, you may personally vote, regardless of whether you have signed a proxy.

By order of the Board of Directors


Alan E. Kessock
Secretary

Thornton, Colorado
April 25, 1997

                          ULTIMATE ELECTRONICS, INC.
                             321A W. 84TH AVENUE

                           THORNTON, COLORADO 80221
                              __________________

                               PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                                JUNE 10, 1997
                              __________________



                             GENERAL INFORMATION



This Proxy Statement and the accompanying proxy card are being furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Ultimate Electronics, Inc., a Delaware corporation (the "Company"), to be used at the 1997 Annual Meeting of Stockholders (the "Meeting") of the Company to be held on Tuesday, June 10, 1997 at 8:30 a.m. (Mountain Time), at the Company's office, 321A W. 84th Avenue, Thornton, Colorado 80221, and at any adjournment or postponement thereof. This Proxy Statement and the accompanying proxy card are first being mailed to the holders of record of the Company's common stock, $.01 par value per share (the "Common Stock"), on or about April 25, 1997.

Stockholders of the Company represented at the Meeting will consider and vote upon (i) the election of one director to Class III, (ii) the proposal to adopt the Equity Incentive Plan, (iii) the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending January 31, 1998 and (iv) such other business as may properly come before the Meeting. The Company is not aware of any other business to be presented for consideration at the Meeting.

                      VOTING AND SOLICITATION OF PROXIES

Only holders of record of the Common Stock at the close of business on April 15, 1997 (the "Record Date") will be entitled to notice of and to vote at the Meeting. As of the Record Date, 6,995,000 shares of Common Stock were outstanding. Each stockholder is entitled to one vote for each share held of record on the Record Date for each proposal submitted for stockholder consideration at the Meeting. The presence, in person or by proxy, of the holders of not less than one-third of the shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum for the conduct of business at the Meeting. The act of the majority of such quorum will be the act of the stockholders.

All shares represented by properly executed proxies will, unless such proxies have previously been revoked, be voted at the Meeting in accordance with the directions on the proxies. A proxy may be revoked at any time so long as it has been exercised. Stockholders may revoke proxies by written notice to the Secretary of the Company, or by delivery of a proxy bearing a later date, or by personally appearing at the Meeting and casting a contrary vote. If no direction is indicated, the shares will be voted in favor of the Board of Directors' nominee for director, for approval of the Equity Incentive Plan and for the ratification of Ernst & Young as independent auditors as listed in this Proxy Statement. The persons named in the proxies will have discretionary authority to vote all proxies with respect to additional matters that are properly presented for action at the Meeting.

The proxy solicitation is made by and on behalf of the Board of Directors. Solicitation of proxies for use at the Meeting may be made in person or by mail, telephone or telegram, by directors, officers and regular employees of the Company. Such persons will receive no additional compensation for any solicitation activities. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. The Company will bear the entire cost of solicitation of proxies, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional information furnished to stockholders.

                       PROPOSAL 1 - ELECTION OF DIRECTOR


The Company's Amended and Restated Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors. At the Meeting, a Class III director shall be elected for a three-year term. At each successive annual meeting of stockholders, successors to the class of directors whose terms expired at that annual meeting shall be elected for a three-year term. Vacancies on the Board may be filled by the affirmative vote of a majority of the remaining directors then in office. A director elected to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the remainder of the full term of the new directorship or of the class of directors in which the vacancy occurred.

The shares represented by the proxy card will be voted in favor of the election of the person named below unless authorization to do so is withheld in the proxy. If the nominee is unavailable to serve as director, which event is not presently anticipated, persons named in the proxy card intend to cast votes for which they hold proxies in favor of the election of such other person as the Board of Directors may designate.

The Board is presently composed of five members. The nominee for election as director to Class III who will serve for a three-year term expiring at the 2000 Annual Meeting is William J. Pearse, currently a director. If elected, the director will serve until his term expires or until his successor has been duly elected and qualified or until his earlier resignation or removal. See "Directors and Executive Officers" below for biographical information for the director nominee.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NOMINEE

                       DIRECTORS AND EXECUTIVE OFFICERS

         The Company's directors and executive officers are as follows:

                                                                             CLASS AND
                                                            SERVED AS         YEAR IN
                                                            OFFICER OR       WHICH TERM
       NAME         AGE            POSITIONS              DIRECTOR SINCE    WILL EXPIRE
-----------------------------------------------------------------------------------------
William J. Pearse   55   Chairman, Chief Executive Officer,    1968       Class III/1997
                         Director and Founder

David  J. Workman   40   President, Chief Operating Officer    1985       Class II/1999
                         and Director

Alan E. Kessock     37   Vice President, Chief Financial       1988       Class I/1998
                         Officer, Secretary and Director

Neal A. Bobrick     36   Vice President - Sales and Store      1992              -
                         Operations

J. Edward McEntire  53   Vice President - Operations           1993              -

Robert W. Beale     60   Director                              1993       Class I/1998

Randall F. Bellows  68   Director                              1995       Class II/1999

All executive officers hold office at the discretion of the Board of Directors.

WILLIAM J. PEARSE. Mr. Pearse is Chairman of the Board of Directors and Chief Executive Officer of the Company. He founded the Company with his wife, Barbara, in 1968. Mr. Pearse is a founding member and former president of Progressive Retailers' Organization, a current member of the Chief Executives Organization, a former member and chairman of the Rocky Mountain Young Presidents Organization, and he presently serves on various private corporate and charitable boards.

DAVID J. WORKMAN. Mr. Workman has been President and Chief Operating Officer of the Company since 1992. He joined the Company in 1979 as a sales consultant and was promoted to store manager in 1982. From 1985 until 1991, Mr. Workman worked with the Company as Vice President of Sales and Store Operations. He was promoted to Executive Vice President and General Manager in 1991. Mr. Workman was part owner of Dakota Sight and Sound from 1976 until 1979.

ALAN E. KESSOCK. Mr. Kessock has been Secretary and Treasurer since April 1993 and Vice President of Finance and Administration since 1988. He joined the Company in 1985 as Controller. Mr. Kessock worked two years with the accounting firm of KPMG Peat Marwick and two years with American Home Video Corporation DBA Video Concepts prior to joining the Company. Mr. Kessock is currently a member of the Colorado Society of CPAs and he taught a national CPA review course from 1983 until 1991.

NEAL A. BOBRICK. Mr. Bobrick has been Vice President of Sales and Store Operations since 1992. Mr. Bobrick joined the Company in 1981 as a sales consultant and was promoted to store manager in 1984. He was made Director of Sales in 1989 and promoted again in 1992 to his current position. Mr. Bobrick has worked in the consumer electronics industry since 1979.

J. EDWARD MCENTIRE. Mr. McEntire became Vice President - Operations of the Company on February 1, 1995. He was a Director of the Company from August 1993 to January 31, 1995. From 1993 to January 31, 1995, Mr. McEntire operated JEM Enterprises, a private investing and consulting firm. From 1991 until 1993, he was the President of the Regulatory Products Division of IHS Group, an information publishing company. From 1989 until 1991, Mr. McEntire was the Executive Vice President - Investor Services and, from 1981 until 1988, was the Group Vice President of Standard & Poor's Corporation.

ROBERT W. BEALE. Mr. Beale has been a Director of the Company since April 1993 and is the President of Beale International, a management consulting firm specializing in support to mid-sized businesses. Mr. Beale was formerly the Chief Executive Officer and founder of Management Design Associates, a national management consulting firm. He was also an employee of IBM in the marketing division, and a consultant on the staff of Deloitte & Touche.

RANDALL F. BELLOWS. Mr. Bellows became a Director of the Company on January 31, 1995. Mr. Bellows was a co-founder of Cobe Laboratories, Inc. in 1965. He had been an Executive Vice President of Cobe Laboratories from 1965 until its acquisition by Gambro A.B. in 1990. Mr. Bellows has also served as a director of Scimed Life Systems, Inc. from 1992 to the present. Scimed Life Systems, Inc. was acquired by Boston Scientific Corp. in February 1996. Mr. Bellows continues to serve as a director for Boston Scientific Corp.

BOARD COMMITTEES AND MEETINGS

The Board of Directors held five meetings during the Company's 1997 fiscal year. With the exception of Mr. Workman who missed one meeting of the Board of Directors, all of the directors participated in each meeting held during the period as well as each committee on which they served. The Board has an Audit Committee and a Compensation Committee but does not have a Nominating Committee or any committee performing a similar function.

COMPENSATION COMMITTEE
The principal responsibilities of the Compensation Committee are for the administration and grant of awards under the Employees' Plan as well as the recommendation of annual salaries for senior management to the Company's Board of Directors. The current members of the Compensation Committee are Messrs. Beale and Bellows.

AUDIT COMMITTEE
The principal responsibilities of the Audit Committee are to meet periodically with representatives of the Company's independent auditors to review the general scope of audit coverage, including consideration of the Company's accounting practices and procedures and system of internal accounting controls, and to report to the Board with respect thereto. The Audit Committee also recommends to the Board of Directors the appointment of the Company's independent auditors. The current members of the Audit Committee are Messrs. Beale and Bellows.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and persons who beneficially own greater than 10% of a registered class of the Company's equity securities to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the Nasdaq National Market. Based solely upon its review of copies of the
Section 16(a) reports the Company has received and written representations for certain reporting persons, the Company believes that during its fiscal year ended January 31, 1997, all of its directors, executive officers and greater than 10% beneficial owners were in compliance with their filing requirements.

COMPENSATION OF DIRECTORS

The Company has adopted compensation and incentive benefit plans to enhance its ability to continue to attract, retain and motivate qualified persons to serve as nonemployee directors of the Company. The Company pays its nonemployee directors $4,000 per year, $8,000 per year beginning in fiscal 1998, and reimburses each nonemployee director for reasonable expenses in attending Company meetings. Under the Nonemployee Directors' Stock Option Plan (the "Directors' Plan"), which was approved by the Company's stockholders in October 1993 and became effective upon consummation of the Company's initial public offering, nonemployee directors of the Company receive stock options. Only directors who are not also employees of the Company are eligible to participate in the Directors' Plan. The Company has two nonemployee directors.

An aggregate of 20,000 shares of Common Stock has been reserved for issuance under the Directors' Plan and is administered by the Board of Directors. On October 15, 1993, the Company granted options for a total of 4,000 shares at an exercise price equal to the Company's initial public offering price of $8.50 per share, which options vested immediately. In addition, each nonemployee director is granted an option to purchase 2,000 shares of Common Stock on February 1 of each year, which options vest one year from the date of grant. Upon the termination of a director's status following his resignation, retirement or a change in control of the Company, options outstanding under the Directors' Plan will immediately become fully vested and exercisable for a period of three months.

Each option granted under the Directors' Plan expires ten years from the date of grant. The option exercise price must be equal to 100% of the fair market value of the Common Stock on the date of grant of the option. Options granted to directors under the Directors' Plan will be treated as non-statutory stock options under the Internal Revenue Code of 1986, as amended (the "Code"). To date, the Company has granted options to purchase 20,000 shares of Common Stock under this plan (4,000 of which have been canceled) at exercise prices ranging from $2.75 per share to $12.75 per share, of which 12,000 options are currently exercisable.

The Board of Directors may amend the Directors' Plan at any time or may terminate such plan without approval of the stockholders. However, stockholder approval is required for any amendment which increases the number of shares for which options may be granted, changes the designation of the class of persons eligible to participate or changes in any material respect the limitation or provisions of the options subject to the Directors' Plan. However, no action by the Board of Directors or stockholders may alter or impair any award previously granted without the consent of the award holder.

                                EXECUTIVE COMPENSATION

The following table sets forth the compensation paid by the Company to its Chief Executive Officer and its four most highly compensated executive officers whose salary and bonus exceeded $100,000, other than its Chief Executive Officer, for services rendered for the fiscal years ended January 31, 1997, 1996, and 1995.

                                                                   LONG-TERM
                                          ANNUAL COMPENSATION     COMPENSATION
                                        -----------------------   ------------
                                                                 SECURITIES      ALL OTHER
    NAME AND                   FISCAL                             UNDERLYING   COMPENSATION
PRINCIPAL POSITION             YEAR     SALARY($)   BONUS($)(1)   OPTIONS(#)      ($)(2)
------------------             ------   --------    -----------   ----------   ------------
William J. Pearse              1997      350,000          500      12,300(3)       9,606
  Chairman and Chief           1996      350,000            -           -          2,250
  Executive Officer            1995      300,000      259,126           -              -

David J. Workman               1997      250,000          500     110,268(3)      10,445
  President and Chief          1996      250,000        2,000           -          2,346
  Operating Officer            1995      200,000      174,750           -            250

Alan E. Kessock
  Vice President, Chief        1997      150,000          500      73,511(3)       9,781
  Financial Officer and        1996      150,000        2,000           -          2,308
  Secretary                    1995      140,000      122,925                        250

Neal A. Bobrick                1997      150,000          500      78,677(3)       9,983
  Vice President - Sales and   1996      150,000        2,000           -          1,863
  Store Operations             1995      110,000       97,013      50,000(4)         489

J. Edward McEntire             1997      115,000          500      47,844(3)         686
  Vice President - Operations  1996      115,000        7,000      50,000(4)           -
                               1995            -            -           -              -

---------------

(1) Amounts reflect annual, quarterly and discretionary bonuses paid under the Company's Bonus Plan.
(2) Consists of the Company's contributions pursuant to the Company's 401(k) defined contribution plan.
(3) Represents all options granted to the named executive officer in fiscal 1997, net of options subsequently canceled during the year.
(4) These options were canceled in exchange for new options included in the fiscal 1997 grants.


The executive officers of the Company are awarded annual bonuses from a bonus pool in proportion to their salaries. In fiscal 1997 and 1996, the calculation of the bonus pool was as follows: if pretax earnings exceeded 2.5% of net sales but did not exceed 3.5% of net sales, the bonus pool was equal to 10% of the pretax earnings in excess of 2.5% of net sales. If pretax earnings exceeded 3.5% of net sales, the bonus pool was equal to 15% of the pretax earnings in excess of 2.5% of net sales. For fiscal 1997 and 1996, pretax earnings did not exceed 2.5% of net sales, and as a result, no bonuses were paid to the Company's executives from this bonus pool. The Company expects to adopt a similar plan in fiscal 1998 based upon revised parameters, as well as a discretionary plan based upon the meeting of certain goals.

OPTION GRANTS IN THE LAST FISCAL YEAR

The following table sets forth information regarding options granted to the executives named in the Summary Compensation Table above during the fiscal year ended January 31, 1997.

                                                                        POTENTIAL REALIZABLE VALUE AT
                     NUMBER OF     PERCENT OF                              ASSUMED ANNUAL RATES OF
                     SECURITIES   TOTAL OPTIONS                            STOCK PRICE APPRECIATION
                     UNDERLYING    GRANTED TO     EXERCISE                    FOR OPTION TERM (6)
                      OPTIONS     EMPLOYEES IN     PRICE    EXPIRATION  -----------------------------
       NAME          GRANTED #    FISCAL YEAR    ($/SHARE)      DATE        5%($)           10%($)
-----------------    ---------    ------------   ---------  ----------      -----           ------
William J. Pearse    12,300(1)        3%          3.3000     02/01/01       4,305           13,407
                     22,500(2)        -           7.3563     02/01/01           -                -

David J. Workman     93,000(3)       23%          3.0000     10/15/03     104,160          239,010
                     17,268(4)        4%          3.0000     02/01/06      28,492           70,281
                     22,500(5)        -           6.6875     02/01/06           -                -

Alan E. Kessock      61,667(3)       15%          3.0000     10/15/03      69,067           158,484
                     11,844(4)        3%          3.0000     02/01/06      19,543            48,205
                     15,000(5)        -           6.6875     02/01/06           -                 -

Neal A. Bobrick      30,833(3)        8%          3.0000     10/15/03      34,533            79,241
                     36,000(3)        9%          3.0000     02/01/06      59,400           146,520
                     11,844(4)        3%          3.0000     02/01/06      19,543            48,205
                     15,000(5)        -           6.6875     02/01/06           -                 -

J. Edward McEntire   36,000(3)        9%          3.0000     02/01/06      59,400           146,520
                     11,844(4)        3%          3.0000     02/01/06      19,543            48,205
                     15,000(5)        -           6.6875     02/01/06           -                 -

----------------
(1) These options were granted on January 31, 1997 in exchange for certain options granted on February 1, 1996 - see note (2). These options will vest and become exercisable in equal annual installments over the three years following February 1, 1996.
(2) These options were granted on February 1, 1996 and would have become exercisable in equal annual installments over the three years following their date of grant. These options were canceled and exchanged for the stock options described in note (1).
(3) These options were granted on January 31, 1997 in exchange for the cancellation of options granted to these officers in fiscal 1994, 1995, and 1996. These options will vest and become exercisable in equal annual installments over the six years following the date of grant of the options for which they were exchanged.
(4) These options were granted on January 31, 1997 in exchange for certain options granted on February 1, 1996 - see note (5). These options will vest and become exercisable in equal annual installments over the six years following February 1, 1996.
(5) These options were granted on February 1, 1996 and would have become exercisable in equal annual installments over the six years following their date of grant. These options were canceled and exchanged for the stock options described in note (4).
(6) Amounts reflect certain assumed rates of appreciation set forth in the Commission's executive compensation disclosure rules. Actual gains, if any, on stock option exercises, will depend on future performances of the Common Stock. No assurance can be made that the amounts reflected in these columns will be achieved.

FISCAL YEAR-END OPTION VALUES

The following table sets forth information concerning outstanding options held by the executives named in the Summary Compensation Table above as of the fiscal year ended January 31, 1997. No executive exercised any options during the fiscal year ending January 31, 1997.


                    NUMBER OF SHARES UNDERLYING       VALUE OF UNEXERCISED
                       UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS
                        FISCAL YEAR END (#)          AT FISCAL YEAR END ($)
NAME                 EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE (1)
----                ---------------------------  -----------------------------
William J. Pearse                   0 / 12,300              0 / 0
David J. Workman               46,500 / 63,768              0 / 0
Alan E. Kessock                30,833 / 42,678              0 / 0
Neal A. Bobrick                15,416 / 63,261              0 / 0
J. Edward McEntire                 0  / 47,844              0 / 0

-------------------
(1) These options are not in-the-money options as the exercise prices of these options equal or exceed the fair market value of the common stock underlying the options ($3.00 per share on the last trading day of the fiscal year).

TEN YEAR OPTION REPRICINGS

The following table provides information concerning the grant of certain options to the executives named in the Summary Compensation Table in exchange for the cancellation of certain existing options.


                                     NUMBER OF
                                      SHARES       NUMBER OF
                                    UNDERLYING      SHARES        MARKET PRICE    EXERCISE               LENGTH OF ORIGINAL
                                      OPTIONS     UNDERLYING      OF STOCK AT     PRICE AT       NEW         OPTION TERM
                        DATE OF       BEFORE     OPTIONS AFTER     THE TIME       TIME OF     EXERCISE   REMAINING AT DATE
NAME                    EXCHANGE     EXCHANGE      EXCHANGE       OF EXCHANGE     EXCHANGE      PRICE        OF EXCHANGE
----                    --------    ----------   -------------    ------------    --------    --------   ------------------
William J. Pearse       01/31/97       22,500       12,300            $3.00       $7.3563       $3.30      4 years

David J. Workman        01/31/97      150,000       93,000            $3.00       $8.50         $3.00      6.67 years
                                       22,500       17,268            $3.00       $6.6875       $3.00      9 years

Alan E. Kessock         01/31/97      100,000       61,667            $3.00       $8.50         $3.00      6.67 years
                                       15,000       11,844            $3.00       $6.6875       $3.00      9 years

Neal A. Bobrick         01/31/97      100,000       66,833            $3.00       $8.50         $3.00      50,000 @ 6.67
                                                                                                           years and 50,000
                                                                                                           @ 9 years
                        01/31/97       15,000       11,844            $3.00       $3.00         $3.00      9 years

J. Edward McEntire      01/31/97       50,000       36,000            $3.00       $8.50         $3.00      9 years
                                       15,000       11,844            $3.00       $3.00         $3.00      9 years

-------------------
On January 31, 1997, the Board of Directors' Compensation Committee determined that it was in the best interests of the Company and its stockholders to offer to grant new stock options to the Company's employees, with exercise prices equal to the current market prices of the Company's common stock, in exchange for the stock options then held by the Company's employees with the exercise prices well in excess of such market price.

The Compensation Committee believed that stock options with exercise prices substantially above the current market price of the Company's common stock were viewed negatively by the Company's employees, and provided little, if any, incentive to these employees. The Compensation Committee thus concluded that such options did not fulfill the Employees' Plan's objectives to provide an incentive to the Company's employees to acquire a proprietary interest in the Company and to continue to render services to the Company.

The Compensation Committee structured the exchange of the options to offset the decreased exercise price of the stock options (and, thus, their increased value to their holders) against a decrease in the number of shares of the Company's common stock for which the stock options are exercisable. Based on this approach, and on the Company's calculations of the value of the "original stock options" and the "new stock options" under the Black-Scholes option pricing model, the new stock options have an exercise price of $3.00 per share (other than those granted to Mr. Pearse with an exercise price of $3.30 per share), the fair market value of the Company's common stock on the date of the grant, but are exercisable for only 66% as many shares of common stock as the original stock options.

The Compensation Committee believes that the terms of the exchange will provide appropriate incentives to the Company's officers and key employees and are fair to the Company and its stockholders.



Robert Beale
Randall Bellows

Compensation Committee Members


EMPLOYMENT AGREEMENTS

The Company currently has no employment agreements with any of its officers or employees. Four of the Company's officers, David J. Workman, Alan E. Kessock, Neal A. Bobrick and J. Edward McEntire have each entered into a non-compete agreement with the Company. Each agreement provides that none of Mr. Workman, Mr. Kessock, Mr. Bobrick or Mr. McEntire, as the case may be, will work for any competitor in particular geographic areas for two years after he voluntarily leaves, or is terminated for cause by the Company.

EMPLOYEE STOCK OPTION PLAN

In August 1993, the Company adopted an employees' stock option plan (the "Employees' Plan"). The purpose of the Employees' Plan is to provide long-term incentives to the Company's officers, employees and consultants. There are currently 900,000 shares of Common Stock reserved for issuance under the Employees' Plan. For a discussion of the Employees' Plan and the proposed amendment, see "PROPOSAL 2 - ADOPTION OF THE EQUITY INCENTIVE PLAN".

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors (the "Committee"). Robert Beale and Randall Bellows, the Committee's only members, are nonemployee directors. The Committee recommends the compensation of all executive officers of the Company to the Board of Directors, including the compensation of the executive officers named in the Summary Compensation Table. In reviewing the compensation of individual executive officers, the Committee takes under consideration the recommendations of management, published compensation surveys and current market conditions.

COMPENSATION PROGRAMS

The Company's compensation programs are aimed at enabling management to attract and retain the best possible executive talent and rewarding those executives commensurately with their ability and performance. The Company's compensation programs consist primarily of base salary, a bonus plan and an employee stock option plan.

BASE SALARY

Base salaries for executive officers are determined in the same manner as that of other salaried employees. Salary guidelines are established by comparing the responsibilities of the individual's position in relation to similar positions in other retail companies. Individual salaries are determined by considering the person's performance against objectives set for such officer for the year, as well as the Company's performance against certain corporate objectives, such as increases in comparable store sales in comparison to levels of competition, comparisons of budgeted amounts to actual amounts and overall profitability of the Company as compared to peers in the industry.

BONUS PLAN

The Company's bonus program is tied closely to Company performance which the Board of Directors believes leads to overall increases in stockholder value. Pursuant to the Company's fiscal 1997 bonus plan, pretax earnings did not exceed 2.5% of net sales, and as a result, no bonuses were paid to the Company's executives.

EMPLOYEE STOCK OPTION PLAN

Under the terms of the Employees' Plan, the Company may grant to officers, employees and consultants awards of restricted stock options, performance awards or other types of incentive-based awards. There are currently 900,000 shares of Common Stock reserved for issuance under the Employees' Plan. The Committee determines the persons to whom awards are granted, the type of award granted, the number of shares granted, the vesting schedule and the term of any option (which cannot exceed ten years).

In August 1993, options to purchase 312,000 shares of Common Stock vesting in equal installments over six years with a ten-year term were granted at an exercise price equal to the Company's initial public offering price of $8.50 per share. In August 1994 and November 1994, the Committee granted options to purchase an additional 10,000 and 125,000 shares of Common Stock at exercise prices of $10.50 per share and $12.875 per share, respectively. As of January 31, 1996, the Committee had granted options to purchase an additional 60,000 shares of Common Stock at exercise prices ranging from $9.00 to $12.75 per share, 50,000 of which were granted to Mr. McEntire, the Company's Vice President of Operations at the commencement of his employment. On February 1, 1996, 90,000 options were granted to the executives listed in the Executive Compensation Tables at an exercise price of $6.6875 with the exception of Mr. Pearse, whose 22,500 options were at $7.3563, 10% above market price on February 1, 1996. During fiscal 1997, the Committee had granted an additional 5,000 options at an exercise price of $3.25. On January 31, 1997 the Committee repriced and reduced the number of options held by the executives to $3.00. The number of options held by Mr. Pearse, Chairman and CEO, were repriced to $3.30 and also reduced. Options held by other managers within the Company were also reduced to $3.00. Please see "Ten Year Option Repricings Table" on page 7 for additional information. The options granted were intended to provide senior management of the Company with a significant ownership position in order to more closely align their compensation with returns to stockholders. Options to purchase 118,042 shares of Common Stock granted under the Employees' Plan are currently exercisable. No options have been exercised and no performance awards or restricted stock awards have been granted under the Plan.



Robert Beale
Randall Bellows

Compensation Committee Members

PERFORMANCE GRAPH

The following graph provides a comparison of the cumulative total return* for the Nasdaq U.S. Stock Market Index, the Nasdaq Retail Trade Stocks Index and the Company since the Company's initial public offering on October 15, 1993.



                                   [GRAPH]



* $100 invested October 15, 1993 in the Company's Stock or in the index indicated, including reinvestment of dividends.

Corresponding index values and Common Stock price values are given below. The dates in such table are utilized because they correspond with the last trading day of the Company's fiscal years.

                                                                              ULTIMATE
   LAST TRADING            ULTIMATE        NASDAQ U.S.   NASDAQ RETAIL   ELECTRONICS, INC.
      DAY OF          ELECTRONICS, INC.   STOCK MARKET   TRADE STOCKS      CLOSING STOCK
 QUARTERLY PERIOD           INDEX            INDEX          INDEX              PRICE
-------------------   -----------------   ------------   -------------   -----------------
October 15, 1993
(IPO date)                 $100.00           $100.00        $100.00            $ 8.50
January 31, 1994            150.00            103.89          99.53             12.75
January 31, 1995            144.12             99.11          87.75             12.25
January 31, 1996             82.35            140.07          99.17              7.00
January 31, 1997             35.29            183.61         121.94              3.00

                           PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding beneficial ownership of the Company's Common Stock and stock options exercisable within sixty days of April 15, 1997 held by (i) each person or group of persons known by the Company to own beneficially five percent (5%) or more of the outstanding shares of Common Stock, (ii) each director and nominee for director of the Company, (iii) each executive officer named in the Summary Compensation Table and (iv) all executive officers and directors of the Company as a group. All information is taken from or based upon ownership filings made by such persons with the Commission or upon information provided by such persons to the Company. Unless otherwise indicated, the stockholders listed below have sole voting and investment power with respect to the shares reported as owned.

NAME AND ADDRESS                       AMOUNT AND NATURE OF
OF BENEFICIAL OWNER (1)                BENEFICIAL OWNERSHIP   PERCENT OF CLASS
-----------------------                --------------------   ----------------
William J. Pearse (2)                       1,124,100               16.1%
Barbara A. Pearse (3)                       1,120,000               16.0%
Various family trusts of
  William and Barbara Pearse (4)              960,000               13.7%
David J. Workman (5)                           51,830                  *
Alan E. Kessock (6)                            39,201                  *
Neal A. Bobrick (7)                            24,377                  *
J. Edward McEntire (8)                         15,574                  *
Randall F. Bellows (9)                         16,000                  *
Robert Beale (10)                              10,000                  *
All directors and officers
  as a group (7 persons)                    1,281,082               18.3%

-------------------
  *   less than 1%.

 (1) The address of each such persons, unless otherwise noted, is c/o Ultimate Electronics, Inc., 321A W. 84th Avenue, Thornton, Colorado 80221.

 (2) Includes 4,100 shares obtainable upon exercise of options granted pursuant to the Employees' Plan and excludes 1,120,000 shares of Common Stock owned by Mr. Pearse's wife, Barbara A. Pearse, as to which shares he may be deemed a beneficial owner.

 (3) Excludes 1,120,000 shares of Common Stock and 4,100 shares obtainable upon exercise of options granted pursuant to the Employees' Plan owned by Ms. Pearse's husband, William J. Pearse, as to which shares she may be deemed a beneficial owner.

 (4) Arthur Shenkin, 5251 DTC Parkway, Suite 1200, Englewood, Colorado 80111, is the trustee of the various family trusts with sole voting and dispositive power over the shares held in the trusts.

 (5) Includes 49,378 shares obtainable upon exercise of options granted pursuant to the Employees' Plan.

 (6) Includes 32,808 shares obtainable upon exercise of options granted pursuant to the Employees' Plan.

 (7) Includes 23,391 shares obtainable upon exercise of options granted pursuant to the Employees' Plan.

 (8) Includes 7,974 shares obtainable upon exercise of options granted pursuant to the Employees' Plan.

 (9) Includes 4,000 shares obtainable upon exercise of options granted pursuant to the Directors' Plan.

(10) Includes 8,000 shares obtainable upon exercise of options granted pursuant to the Directors' Plan.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company entered into a lease agreement with William J. and Barbara A. Pearse (the "Lessors") on April 1, 1989 for the lease of the Company's store in Colorado Springs, Colorado. The lease is for a term of 10 years and three months, commencing on April 1, 1989, at an annual base rent of $97,500. The Company paid $110,337 in fiscal 1997 for the property. In addition, the Company is responsible for all real property taxes and insurance premiums on the property.

The Company entered into a lease agreement with the Lessors on October 13, 1989 for the lease of the Company's store in Fort Collins, Colorado. The lease is for a term of 15 years, commencing on April 1, 1990, at an annual base rent of $120,000. Commencing April 1, 1992, the rent increases annually at a rate equal to the lesser of (i) $6,000 or (ii) an amount based upon the increase, if any, over the prior year in the DCPI. The Company paid $140,400 in fiscal 1997 for the property. The Company is also responsible for all real property taxes and insurance premiums on the property.

Although the Company did not obtain independent appraisals in connection with these transactions, the Company believes that the terms of all of the forgoing transactions were comparable to the terms that the Company would have reached with independent third parties. All future transactions with the Lessors or any other affiliate of the Company will be subject to the approval of the Company's disinterested directors and will be on terms believed by such directors to be no less favorable to the company than those available from unaffiliated third parties.

Jim Pearse, the son of William J. and Barbara A. Pearse, is employed by the Company as a Marketing Manager. His total compensation (salary and bonus) in fiscal 1997 was $79,022 and his total compensation for fiscal 1998 is likely to exceed $60,000.

             PROPOSAL 2 - ADOPTION OF THE EQUITY INCENTIVE PLAN

INTRODUCTION

In March 1997, the board of directors of the Company (the "Board") resolved to adopt a combined stock option plan to replace the Company's existing plans in order to comply with recently adopted federal securities laws, subject to stockholder approval. The Company is proposing to replace its current Employee Stock Option Plan and Nonemployee Directors' Stock Option Plan with a new Equity Incentive Plan. (The Equity Incentive Plan is referred to herein as the "New Plan" and the Company's existing Employee Stock Option Plan and Nonemployee Directors' Stock Option Plan are referred to respectively as the "Employee Plan," the "Director Plan" and collectively as the "Old Plans.") The New Plan provides for the same types of equity awards as were provided in the Old Plans. The New Plan is attached hereto as APPENDIX A and the following description is qualified in its entirety by reference to the New Plan.

The Old Plans provided for an aggregate of 920,000 shares of common stock, $.01 par value ("Common Stock"), to be available for issuance, of which approximately 409,150 shares remain available for issuance as of the date hereof. The New Plan provides for an aggregate of 750,000 shares to be available for future issuance. If the New Plan is adopted, no further grants would be made under the Old Plans and the approximately 409,150 shares still available under the Old Plans would not be issued.

In June 1996, the Securities and Exchange Commission revised Rule 16b-3 and the related rules promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended, which Section imposes short-swing profit liability on officers, directors and 10% stockholders under certain circumstances. As a general matter, Rule 16b-3 sets forth exemptions from Section 16(b) liability for an officer's, director's or 10% stockholder's transactions in equity securities of the Company. The New Plan is intended to comply with the revised Rule 16b-3 and eliminates certain restrictions no longer required under Rule 16b-3.

DESCRIPTION OF THE EQUITY INCENTIVE PLAN

The purpose of the New Plan is: (i) to attract and retain directors, officers, key employees and consultants of the Company, (ii) to provide such persons with incentives to continue in the long-term service of the Company and (iii) to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation directly to increases in stockholder value.

The New Plan contains the following three equity incentive components: (i) performance share and performance unit awards, (ii) discretionary stock options for employees, directors, and consultants and (iii) automatic stock options for non-employee directors. A total of 750,000 shares of Common Stock will be reserved for issuance under the New Plan. Based on the $3.125 closing price of the Company's Common Stock on April 18, 1997, the market value of the 750,000 shares of Common Stock underlying the options available for issuance under the New Plan is $2,343,750.

The New Plan will be administered by the Company's board of directors or a committee of the board of directors (collectively the "Board"). Subject to the terms of the New Plan, the Board will determine the persons to whom awards are granted and the type, amount and terms of such awards. If a committee is used to approve awards to officers or directors, it is intended that such committee would be composed solely of two or more "non-employee directors," as such term or similar term is defined in Rule 16b-3. The Board may also take any action necessary or advisable to obtain an exemption under Rule 16b-3, including but not limited to: (i) seeking stockholder ratification of a particular award or awards or (ii) imposing a six-month holding period between the date of the grant of an option and the disposition (other than the exercise of such option) of either the option or the Common Stock underlying such option.

Under the performance units award component of the New Plan, the Board may establish an employee's award, which award will be denominated in either shares of Common Stock, dollars or a combination thereof. In accordance with the New Plan, the Board may establish the maximum and minimum performance targets to be achieved during an applicable time period ("Performance Cycle"). Performance targets established by the Board relate to corporate, group, unit or individual performance and may be established in terms of earnings, earnings growth or such other measures determined by the Board. Following the conclusion of each Performance Cycle, the Board will then determine the extent to which performance targets have been attained and what, if any, payment is due with respect to an award and whether such payment will be made in cash, shares of Common Stock or some combination. Payment of an award will be made in a lump sum or in installments commencing as soon as practicable following the end of the applicable Performance Cycle.

Under the discretionary stock option component of the New Plan, the Board may grant both incentive stock options ("ISOs") intended to qualify under Section 422 of the Code and non-statutory options ("NSOs"). Only employees of the Company are eligible to receive ISOs. Nonemployee directors, employees and consultants are eligible to receive NSOs. ISOs must be granted at an exercise price no less than the fair market value of the Common Stock on the date of the grant, while NSOs generally have no similar limitation. Any option granted under the New Plan must have a term no greater than ten years. The exercise price of an ISO granted to a holder of more than 10% of the Common Stock must be at least 110% of fair market value and the term of such option cannot exceed five years. The Company estimates that 50 employees will be eligible to participate in the discretionary option awards for the remainder of the current fiscal year.

The automatic stock option component of the New Plan provides for an annual grant to non-employee directors. On the first day of each fiscal year, each non-employee director will be automatically granted NSOs to purchase 4,000 shares of Common Stock. The NSOs will vest in their entirety and be exercisable one year from the date of grant. Pursuant to the automatic option grant program, the Company's two current non-employee directors will collectively receive options to purchase 4,000 shares of Common Stock for their Board service commencing February 1, 1998.

The exercise price of any options granted under the New Plan may be paid: (i) in cash, (ii) by delivery of shares of Common Stock already owned by the holder, the fair market value of which equals the exercise price of the Common Stock to be purchased pursuant to the exercise of the option, or (iii) by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company the amount of the exercise price from the proceeds of the sale of the Common Stock underlying the option or
(iv) by a loan from the Company, a third party or a broker to the optionee in an amount necessary to pay the exercise price.

If an optionee's employment is terminated with the Company for cause, which is defined to be a gross violation of the Company's established policies and procedures, participation in the New Plan ceases and all exercisable options held by such optionee will be canceled. If an optionee's employment is terminated for any reason other than cause, retirement, disability or death, the options that are exercisable on the date of termination will remain exercisable for three months after termination, but in no event beyond the term of the option. If a non-employee director's directorship is terminated for any reason other than death or disability, any option held by the optionee will remain exercisable after termination of his director status for a period of three months, but in no event beyond the term of the option.

If an optionee's employment is terminated due to death or disability, the options remain exercisable for a period of twelve months following the optionee's death or disability, but in no event will the options be exercisable beyond the term of the option. If the non-employee director's directorship is terminated due to death or disability, any options held by the non-employee director, to the extent then exercisable, will remain exercisable for a period of twelve months after the termination of his directorship, but in no event beyond the term of the option.

If an optionee's employment is terminated in a manner determined by the Board, in its sole discretion, to constitute retirement, the option may be exercised by the optionee within three months following his or her retirement if the option is an ISO or within twelve months following his or her retirement if the option is an NSO, but in no event beyond the term date of the option.

Upon a change in control of the Company, the Board may, in its sole discretion:
(i) accelerate the exercise dates of any outstanding options or make such options fully vested and exercisable; (ii) grant a cash bonus award to any optionee in an amount necessary to pay the exercise price of all or any portion of the options then held by such optionee; (iii) pay cash to any or all optionees in exchange for the cancellation of their outstanding options in an amount equal to the difference between the exercise price of such options and the greater of the price offered by a third party for the underlying Common Stock or the fair market value of the Common Stock on the date of cancellation of the option; or (iv) make any other adjustments or amendments to the outstanding options.

A "change in control" would be deemed to occur when: (i) any person or group other than William J. Pearse acquired directly or indirectly more than 33% of the Company's voting shares, (ii) 50% or more of the Board members are replaced in a 36-month period, (iii) a merger or consolidation occurs in which the Company is not the surviving entity or more than 20% of the voting securities of the Company are transferred or (iv) a sale of all or substantially all of the Company's assets occurs.

In the event that the Company is merged or consolidated with another corporation, or if substantially all of the assets or more than 50% of the voting stock of the Company is acquired by any other corporation (other than a sale or conveyance in which the Company continues as a holding company), or in the case of a reorganization (other than a reorganization under the United States Bankruptcy Code) or liquidation of the Company, and if the provision of the "change of control" section do not apply, the Board, or the board of directors of any corporation assuming the obligations of the Company, will have the power and the discretion to prescribe the terms and conditions for the exercise of, or modification of, any outstanding options. This includes, but is not limited to: acceleration of the dates of exercise of the options, exchanging or converting such options into options to acquire securities of the surviving corporation, removal of restrictions on restricted stock and modification of performance requirements for any other awards.

Additionally, an optionee is permitted to transfer NSOs to one or more of the optionee's immediate family or a family trust, but only upon the prior written consent of the Board and subject to any conditions imposed by the Board. ISOs are not transferable except in the event of the optionee's death.

The Board has complete and exclusive authority to amend the New Plan in any respect, as long as such amendment does not adversely affect the rights of any holder of an outstanding award or option without such holder's consent. Stockholder approval of any amendment is not required unless mandated by applicable law. The New Plan shall terminate no later than 10 years after the date it becomes effective.

Because the awards authorized in the New Plan (other than the automatic options for non-employee directors) are discretionary, the Company is unable to calculate the amount of any awards that may be granted pursuant to the New Plan for the fiscal year ending January 31, 1998 or any subsequent years. Nonetheless, the Company anticipates that the number of awards to be granted annually under the New Plan will be comparable to the number of awards that were granted annually under the Old Plans. The table below sets forth the number of options which were granted under the Old Plans for the fiscal year ended January 31, 1997.

NAME AND POSITION                                          NUMBER OF SHARES
-----------------                                          ----------------
William J. Pearse                                              12,300(1)
  Chairman of the Board and Chief Executive Officer            22,500(2)

David J. Workman                                               93,000(3)
  President, Chief Operating Officer and Director              17,268(4)
                                                               22,500(5)

Alan E. Kessock                                                61,667(3)
  Vice President - Finance, Secretary, Treasurer and Director  11,844(4)
                                                               15,000(5)

Neal A. Bobrick                                                30,833(3)
  Vice President - Sales and Store Operations                  36,000(3)
                                                               11,844(4)
                                                               15,000(5)

J. Edward McEntire                                             36,000(3)
 Vice President - Operations                                   11,844(4)
                                                               15,000(5)

Non-Executive Director Group                                   16,000

Non-Executive Officer Employee Group                           82,250

Executive Group                                               412,600

___________________

(1) These options were granted on January 31, 1997 in exchange for certain options granted on February 1, 1996 - see note (2). These options will vest and become exercisable in equal annual installments over the three years following February 1, 1996.

(2) These options were granted on February 1, 1996 and would have become exercisable in equal annual installments over the three years following their date of grant. These options were canceled and exchanged for the stock options described in note (1).

(3) These options were granted on January 31, 1997 in exchange for the cancellation of options granted to these officers in fiscal 1994, 1995, and 1996. These options will vest and become exercisable in equal annual installments over the six years following the date of grant of the options for which they were exchanged.

(4) These options were granted on January 31, 1997 in exchange for certain options granted on February 1, 1996 - see note (5). These options will vest and become exercisable in equal annual installments over the six years following February 1, 1996.

(5) These options were granted on February 1, 1996 and would have become exercisable in equal annual installments over the six years following their date of grant. These options were canceled and exchanged for the stock options described in note (4).

FEDERAL INCOME TAX CONSEQUENCES OF THE NEW PLAN

The following is a general summary of the federal income tax consequences that may apply to recipients of the options under the New Plan. BECAUSE THE APPLICATION OF THE TAX LAWS VARIES ACCORDING TO INDIVIDUAL CIRCUMSTANCES, A PARTICIPANT SHOULD SEEK PROFESSIONAL TAX ADVICE CONCERNING THE TAX CONSEQUENCES OF HIS OR HER PARTICIPATION IN THE NEW PLAN, INCLUDING THE POTENTIAL APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN TAX LAWS AND ESTATE AND GIFT TAX CONSIDERATIONS.

NON-STATUTORY STOCK OPTIONS. The tax treatment of NSOs differs significantly from the tax treatment of ISOs. No taxable income is recognized when an NSO is granted but, upon the exercise of an NSO, the difference between the fair market value of the shares underlying the option on the date of exercise and the exercise price is taxable as ordinary income to the recipient and is generally deductible by the Company. The recipient will take the shares with a basis equal to the fair market value on the date of exercise and the holding period for the shares will begin on the day after the date the option is exercised. For long-term capital gain treatment, the shares must be held for more than one year.

INCENTIVE STOCK OPTIONS. A participant who is granted an ISO recognizes no taxable income when the ISO is granted. Generally, no taxable income is recognized upon exercise of an ISO unless the alternative minimum tax ("AMT") applies (see below). However, a participant who exercises an ISO recognizes taxable gain or loss upon the sale of the shares underlying the option. Any gain or loss recognized on the sale of shares acquired upon exercise of an ISO is taxed as capital gain or loss if the shares have been held for more than one year after the option was exercised and for more than two years after the option was granted. In either event, the Company receives no deduction with respect to the ISO shares. If the participant disposes of the shares before the required holding periods have elapsed (a "disqualifying disposition"), the participant is taxed as though he or she had exercised an NSO, except that the ordinary income on exercise of the option is recognized in the year of the disqualifying disposition and generally is the lesser of the original spread upon exercise or the excess of the amount realized in the sale of the stock over the original option price.

ALTERNATIVE MINIMUM TAX. Certain taxpayers who have significant tax preferences (and other items allowed favorable treatment for regular tax purposes) may be subject to the AMT. If a participant is subject to the AMT, an ISO is treated as if it were an NSO, so the difference between the fair market value of the shares on the date of exercise and the option price will be deemed as income for the purpose of computing the AMT and the taxpayer takes the shares with a basis equal to such fair market value on the date of exercise for subsequent AMT purposes. However, regular tax treatment will apply for AMT purposes if a disqualifying disposition occurs in the same taxable year that options are exercised.

WITHHOLDING. The Company may withhold any taxes required by any federal, state or local law or regulation in connection with any stock option or other award under the New Plan, including, but not limited to, withholding of any portion of any payment or withholding from other compensation payable to the participant, unless such person reimburses the Company for such amount.

COMPARISON OF THE NEW PLAN AND OLD PLANS

Set forth below is a summary of the principal changes implemented by the New Plan as compared to the Old Plans. The New Plan is intended to implement changes permitted by revised Rule 16b-3, including greater flexibility in plan administration, the ability to grant discretionary awards to non-employee directors, the ability to grant transferable options under certain circumstances and the removal of the requirement that stockholders approve all material plan amendments, among other matters. Beyond matters affected by changes in Rule 16b-3, the New Plan combines the elements of the Old Plans into a more manageable single plan and increases the number of shares available to be issued pursuant to options.

The New Plan complies with revised Rule 16b-3 and now provides for greater flexibility in administration of the Plan by the Board or a committee of the board of directors. Awards to officers or directors would generally be approved by a committee of non-employee directors, although the Board must approve discretionary awards to non-employee directors and the Board has the flexibility of utilizing alternate Rule 16b-3 exemptions for any award, including seeking stockholder ratification or imposing a six-month holding period on the option (or the shares underlying the option upon exercise) from the date of grant.

Also as permitted under revised Rule 16b-3, under the New Plan, an optionee may be permitted to transfer an NSO in whole or in part to immediate family member(s) or to a trust established for such person(s); PROVIDED, HOWEVER, that the Board must approve such transfer. In addition, the board of directors, in its discretion, may allow an NSO to be assigned in other circumstances it deems appropriate. The Old Plans did not permit option transfers during the optionee's lifetime. While only Company employees were eligible to receive discretionary awards under the Employee Plan, non-employee directors and consultants of the Company will be eligible for such awards under the New Plan.

The Board would have exclusive authority to amend the New Plan except to the extent that stockholder approval of an amendment is required by law, thereby allowing the Board greater flexibility to administer the New Plan and conform it to future changes in law or regulations and removing the Old Plans' requirement for stockholder approval for substantive changes to the Plans. In contrast to the Old Plans, the Board will also have authority to grant stock options in excess of the number of shares then available for issuance, provided that any excess shares actually issued would be held in escrow pending the requisite approval of additional shares by stockholders.

DISCONTINUANCE OF OLD PLANS

If the stockholders approve the New Plan, the Company will immediately discontinue the Old Plans and no further awards will be granted under such plans. Awards granted under the Old Plans will remain outstanding pursuant to the terms of such plans and any documents evidencing such awards.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF
                  THE ADOPTION OF THE EQUITY INCENTIVE PLAN

       PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The firm of Ernst & Young LLP served as independent auditors of the Company for the year ended January 31, 1997. Upon recommendation of the Audit Committee, the Board of Directors has appointed Ernst & Young LLP to serve for the current fiscal year ending January 31, 1998. The Board of Directors is requesting ratification by the stockholders of Ernst & Young LLP's appointment. Representatives of Ernst & Young LLP are expected to attend the Meeting. The representatives will have an opportunity to make a statement and will be available to respond to appropriate questions.

In the event this proposal is defeated, the vote will be considered as a direction to the Board of Directors to select other auditors for the next fiscal year. However, because of the difficulty and expense of making any substitution of auditors after the beginning of a fiscal year, Ernst & Young LLP's appointment for the 1998 fiscal year will be permitted to stand unless the Board of Directors finds other reasons for making a change.

Services to be performed by Ernst & Young LLP for the 1998 fiscal year will include, among other things, audit of annual statements, limited reviews of quarterly financial information and consultation in connection with various financial reporting, accounting and tax matters. Ratification of Ernst & Young LLP's appointment requires the affirmative vote of the holders of a majority of the shares of Common Stock present at the Meeting, in person or by proxy, and entitled to vote.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

                STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Stockholders may submit proposals on matters appropriate for stockholder action at the Company's annual Stockholder meetings. Such proposals must be received by the Company not later than February 14, 1998 to be considered for inclusion in the proxy statement and proxy relating to the 1998 Annual Meeting of Stockholders. Any such proposals should be addressed to: Corporate Secretary, Ultimate Electronics, Inc., 321A West 84th Avenue, Thornton, Colorado 80221.

                        ANNUAL REPORT TO STOCKHOLDERS

The 1997 Annual Report of the Company, as filed with the Commission, is being mailed to the stockholders with this Proxy Statement. The Annual Report is not to be considered part of the soliciting material.

                                OTHER MATTERS

The Board of Directors is not aware of any business to be presented at the Meeting except the matters set forth in the Notice and described in this Proxy Statement. If any other matters properly come before the Meeting, the persons designated as agents in the enclosed proxy will vote on such matters in accordance with their best judgment.

By order of the Board of Directors



Alan E. Kessock
Secretary

Thornton, Colorado
April 25, 1997

                                      APPENDIX A

                              ULTIMATE ELECTRONICS, INC.
                                EQUITY INCENTIVE PLAN


                                      SECTION 1

                                     INTRODUCTION

1.1 ESTABLISHMENT. Ultimate Electronics, Inc., a Delaware corporation (together with its subsidiaries, the "Company"), hereby establishes the Equity Incentive Plan (the "Plan") for certain key employees, non-employee directors and consultants of the Company.

1.2 PURPOSES. The purposes of the Plan are to provide Participants with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in stockholder value. The Plan is also designed to attract key employees and to retain and motivate key employees by providing an opportunity for investment in the Company.


                                      SECTION 2
                                     DEFINITIONS

2.1 DEFINITIONS. The following terms shall have the meanings set forth below:

    (a) "AWARD" means a grant made under this Plan in the form of Stock, Options, Restricted Stock or Performance Units.

    (b)  "BOARD" means the board of directors of the Company.

    (c)  "EFFECTIVE DATE" means the effective date of the Plan, June 10, 1997.

    (d) "ELIGIBLE EMPLOYEES" means full-time key employees (including, without limitation, officers and directors who are also employees) of the Company whose judgment, initiative and efforts is, or will be, important to the successful conduct of the Company's business.

    (e) "FAIR MARKET VALUE" shall be determined in good faith by the Plan Administrator after such consultation with outside legal, accounting and other experts as the Plan Administrator may deem advisable.

    (f) "INSIDER" means any person who is a beneficial owner, directly or indirectly, of more than 10% of any equity securities of the Company registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act").

    (g) "INCENTIVE STOCK OPTION" means any Option designated as such and granted in accordance with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

    (h) "NON-EMPLOYEE DIRECTOR" means any member of the Board who is not also an employee of the Company.

    (i)  "NON-INSIDER" means any person who is not an Insider.

    (j) "NON-STATUTORY OPTION" means any Option other than an Incentive Stock Option.

    (k) "OPTION" means a right to purchase Stock at a stated price for a specified period of time.

    (l) "OPTION PRICE" means the price at which Shares subject to an Option may be purchased, determined in accordance with Section 7.3(b) of this Plan.

    (m) "PARTICIPANT" means an Eligible Employee, Non-employee Director or consultant to the Company designated by the Plan Administrator from time to time during the term of the Plan to receive one or more Awards under the Plan.

    (n) "PERFORMANCE CYCLE" means the period of time as specified by the Plan Administrator over which Performance Units are to be earned.

    (o) "PERFORMANCE UNITS" means an Award made pursuant to Section 9 which entitles a Participant to receive cash, Shares or a combination thereof based on the achievement of performance targets during a Performance Cycle.

    (p) "PLAN ADMINISTRATOR" shall mean the particular entity, whether the Plan Committee or Board, that is authorized to administer Incentive Stock Options or Non-Statutory Options to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.


                                       A

    (q) "PLAN COMMITTEE" means a committee consisting of at least two Non-employee Directors who are authorized by the Board hereunder to take actions in the administration of the Plan. The Plan Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the 1934 Act. Members of the Plan Committee shall: (i) at all times be Non-employee Directors, (ii) be appointed from time to time by the Board and
         (iii) serve at the pleasure of the Board and may resign at any time upon written notice to the Board.

    (r) "PLAN YEAR" means each 12-month period beginning February 1 and ending the following January 31, except that for the first year of the Plan it shall begin on the Effective Date and extend to January 31 of the following year.

    (s) "RESTRICTED STOCK" means Stock granted under Section 8 that is subject to restrictions imposed pursuant to said Section.

    (t)  "SHARE" means a share of Stock.

    (u)  "STOCK" means the common stock, $.01 par value, of the Company.

2.2 GENDER AND NUMBER. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.


                                      SECTION 3
                                 PLAN ADMINISTRATION

3.1 GENERAL. The Plan shall be administered by the Board, which may from time to time delegate all or part of its authority under this Plan to a Plan Committee. If authorized by duly passed resolutions of the Board, the Plan Committee shall have sole and exclusive authority to administer the Incentive Stock Option grants and Non-Statutory Option grants with respect to Insiders. The Plan Committee may also, at the Board's discretion, administer Incentive Stock Options and Non-Statutory Stock Options to Non-Insiders.

3.2 PLAN ADMINISTRATOR'S AUTHORITY. References in this Plan to the Plan Administrator refer to the Board or, to the extent the Board delegates its administrative authority to the Plan Committee, to the Plan Committee. In accordance with the provisions of the Plan, the Plan Administrator shall, in its sole discretion, select Participants to whom Awards will be granted, the form of each Award, the amount of each Award and any other terms and conditions of each Award as the Plan Administrator may deem necessary or desirable and consistent with the terms of the Plan. The Plan Administrator shall determine the form or forms of the agreements which shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participants with respect to Awards granted pursuant to the Plan, which provisions need not be identical except as may be provided herein. The Plan Administrator may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Plan Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem proper and in the best interest of the Company. No member of the Plan Administrator shall be liable for any action or determination made in good faith, and all members of the Plan Administrator shall, in addition to their rights as directors, be fully indemnified by the Company with respect to any such action, determination or interpretation. The determination, interpretations and other actions of the Plan Administrator pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.


                                      SECTION 4
                              SHARES SUBJECT TO THE PLAN

4.1 NUMBER OF SHARES. Initially, 750,000 Shares are authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Plan Administrator may from time to time deem necessary. The Shares may be divided among the various Plan components as the Plan Administrator shall determine.

4.2 UNUSED AND FORFEITED STOCK. Any Shares that are subject to an Award under this Plan that are not used because the terms and conditions of the Award are not met, including any Shares that are subject to an Option that expires or is terminated for any reason, any Shares which are used for full or partial payment of the purchase price of Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to
Section 16 of this Plan, shall automatically become available for use under the Plan. Notwithstanding the foregoing, with respect to any Shares withheld by the Company in satisfaction of withholding taxes incurred upon the exercise of Incentive Stock Options or as part of the purchase price of the Shares underlying such Incentive Stock Options, the number of Shares available for issuance under this Plan shall be reduced by the number of Shares so withheld.

4.3 ADJUSTMENTS FOR STOCK SPLIT, STOCK DIVIDEND, ETC. If the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Shares, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Shares, then in relation to the Shares that are affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence:
(i) the Shares as to which Awards may be granted under the Plan and (ii) the Shares then included in each outstanding Option, Performance Share or Performance Unit granted hereunder.

4.4 DIVIDEND PAYABLE IN STOCK OF ANOTHER CORPORATION, ETC. If the Company shall at any time pay or make any dividend or other distribution upon the Shares payable in securities of another corporation or other property (except money or Shares), a proportionate part of


                                       B
such securities or other property shall be set aside and delivered to any Participant then holding an Award for the particular type of Shares for which the dividend or other distribution was made, upon exercise thereof in the case of Options, and the vesting thereof in the case of other Awards. Prior to the time that any such securities or other property are delivered to a Participant in accordance with the foregoing, the Company shall be the owner of such securities or other property and shall have the right to vote the securities, receive any dividends payable on such securities, and in all other respects shall be treated as the owner. If securities or other property which have been set aside by the Company in accordance with this Section 4.4 are not delivered to a Participant because an Award is not exercised or otherwise vested, then such securities or other property shall remain the property of the Company and shall be dealt with by the Company as it shall determine in its sole discretion.

4.5 OTHER CHANGES IN SHARES. In the event there shall be any change, other than as specified in Sections 4.3 and 4.4, in the number or kind of outstanding Shares of any stock or other securities into which the Shares shall be changed or for which it shall have been exchanged, and if the Plan Administrator shall in its discretion determine that such change equitably requires an adjustment in the number or kind of Shares subject to outstanding Awards or which have been reserved for issuance pursuant to the Plan but are not then subject to an Award, then such adjustments shall be made by the Plan Administrator and shall be effective for all purposes of the Plan and on each outstanding Award that involves the particular type of stock for which a change was effected.

4.6 RIGHTS TO SUBSCRIBE. If the Company shall at any time grant to the holders of its Shares rights to subscribe pro rata for additional Shares thereof or for any other securities of the Company or of any other corporation, there shall be reserved with respect to the Shares then subject to an Award held by any Participant of the particular class of Shares involved, the Shares or other securities which the Participant would have been entitled to subscribe for if immediately prior to such grant the Participant had exercised his entire Option, or otherwise vested in his entire Award. If, upon exercise of any such Option or the vesting of any other Award, the Participant subscribes for the additional Shares or other securities, the Participant shall pay to the Company the price that is payable by the Participant for such Shares or other securities.

4.7 GENERAL ADJUSTMENT RULES. If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Award, the Company shall, in lieu of selling or otherwise issuing such fractional Share, pay to the Participant a cash sum in an amount equal to the product of such fraction multiplied by the Fair Market Value of a Share on the date the fractional Share would otherwise have been issued.
In the case of any such substitution or adjustment affecting an Option, the total Option Price for the Shares then subject to an Option shall remain unchanged but the Option Price per Share under each such Option shall be equitably adjusted by the Plan Administrator to reflect the greater or lesser number of Shares or other securities into which the Shares subject to the Option may have been changed.

4.8      DETERMINATION BY THE PLAN ADMINISTRATOR.  Adjustments under this
Section 4 shall be made by the Plan Administrator, whose determinations with regard thereto shall be final and binding upon all parties thereto.

                                      SECTION 5
                                    PARTICIPATION

Participants in the Plan shall be Non-employee Directors and those Eligible Employees or consultants who, in the judgment of the Plan Administrator, are performing, or during the term of their incentive arrangement will perform, important services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Participants may be granted from time to time one or more Awards; PROVIDED, HOWEVER, that the grant of each such Award shall be separately approved by the Plan Administrator, and receipt of one such Award shall not result in automatic receipt of any other Award. Written notice shall be given to such person, specifying the terms, conditions, rights and duties related to each Award.


                                      SECTION 6
                            REORGANIZATION OR LIQUIDATION

In the event that the Company is merged or consolidated with another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding Shares), or if all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation, business entity or person (other than a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company), or in the case of a reorganization (other than a reorganization under the United States Bankruptcy
Code) or liquidation of the Company, and if the provisions of Section 10 do not apply, the Plan Administrator, or the board of directors of any corporation assuming the obligations of the Company, shall have the power and discretion to prescribe the terms and conditions for the exercise of, or modification of, any outstanding Awards granted hereunder. By way of illustration, and not by way of limitation, the Plan Administrator or the board of directors of the corporation assuming the obligations of the Company may provide for the complete or partial acceleration of the dates of exercise of the Options, or may provide that such Options will be exchanged or converted into options to acquire securities of the surviving or acquiring corporation, or may provide for a payment or distribution in respect of outstanding Options (or the portion thereof that is currently exercisable) in cancellation thereof. The Plan Administrator or the board of directors of the corporation assuming the obligations of the Company may remove restrictions on Restricted Stock and may modify the performance requirements for any other Awards. The Plan Administrator may provide that Options or other Awards granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Awards will expire. Any such determinations by the Plan Administrator or the board of directors of the corporation assuming the obligations of the Company may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. The provisions of this Section 6 shall not apply to any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction if such transaction does not materially affect the beneficial ownership of the Company's capital stock.


                                       C

                                      SECTION 7
                                    STOCK OPTIONS

7.1 AUTOMATIC GRANT OF OPTIONS. Each Non-employee Director shall be automatically granted Non-Statutory Options to purchase 4,000 Shares (subject to adjustment pursuant to Section 7.3(j) hereof) effective as of February 1 of each year, which Options will become exercisable one year from the date of grant.

7.2 DISCRETIONARY GRANT OF OPTIONS. The Plan Administrator may make discretionary grants of Options to Non-employee Directors, Eligible Employees and consultants. The Plan Administrator in its sole discretion shall designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Option. Notwithstanding any other provision of the Plan, Non-employee Directors and consultants may only be awarded Non-Statutory Options, PROVIDED, HOWEVER, that the Board must approve such Award and the interested Non-employee Director must abstain from voting on the Award. Eligible Employees may be awarded Non-Statutory Options, Incentive Stock Options, or both. The Plan Administrator may grant both an Incentive Stock Option and a Non-Statutory Option to the same employee at the same time (which Options may or may not be evidenced in the same agreement) or at different times. Incentive Stock Options and Non-Statutory Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

7.3 AN OPTION AGREEMENT IS REQUIRED FOR EACH AWARD. Each Option granted under the Plan shall be evidenced by a written stock option agreement which shall be entered into and signed by a representative of the Company and the Participant to whom the Option is granted (the "Option Holder"), and which agreement shall contain the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Plan Administrator may consider appropriate in each case.

         (a) NUMBER OF SHARES. Each stock option agreement shall state that it covers a specified number of Shares, as determined by the Plan Administrator. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value of the Shares relating to Incentive Stock Options exercisable for the first time in any one calendar year by any individual, under the Plan or otherwise, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the time an Option is granted.

         (b) PRICE. The price at which each Share covered by an Option may be purchased shall be determined in each case by the Plan Administrator and set forth in the stock option agreement. In no event shall the Option Price for each Share covered by an Incentive Stock Option be granted at any price less than the Fair Market Value of the Stock on the date the Option is granted. In addition, the Option Price for each Share covered by an Incentive Stock Option awarded to an Eligible Employee who then owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company must be at least 110% of the Fair Market Value of the Stock subject to the Incentive Stock Option on the date the Option is granted. The Option Price for each Share covered by a Non-Statutory Option awarded to a Non-employee Director, an Eligible Employee or a consultant may be granted at a price less than the Fair Market Value of the Stock on the date of the grant.

         (c) DURATION OF OPTIONS. Each stock option agreement shall state the period of time, determined by the Plan Administrator, within which the Option may be exercised by the Option Holder (the "Option Period").

              (i) The Option Period for Incentive Stock Options and Non-Statutory Stock Options, must expire not more than ten years from the date the Option is granted.

              (ii) The Option Period of an Incentive Stock Option granted to an Eligible Employee who then owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company must expire not more than five years from the date such an Option is granted.

         (d) VESTING OPTIONS. Each stock option agreement shall also state the periods of time, if any, as determined by the Plan Administrator, when incremental portions of each Option shall vest.

         (e) TERMINATION OF EMPLOYMENT, DEATH, DISABILITY, ETC. Except as otherwise determined by the Plan Administrator, each stock option agreement shall provide as follows with respect to the exercise of the Option upon termination of the employment or the death of the Option Holder:

              (i)  TERMINATION OF DIRECTORSHIP OF NON-EMPLOYEE DIRECTORS.

                   (A) If a Non-employee Director's term as a director of the Company shall terminate for any reason other than death or disability, any Option held by the Option Holder, to the extent exercisable under the applicable stock option agreement shall remain exercisable after termination of his director status for a period of three months, but in no event beyond the Option Period.

                   (B) If a Non-employee Director's term as a director of the Company terminates because the Participant dies while, or within three months after, serving as a director, or is disabled within the meaning of Section 22(e)(3) of the Code, any Options then held by the Participant, to the extent then exercisable under the applicable stock option agreement(s), shall remain exercisable after the termination of his directorship for a period of twelve months, but in no event beyond the Option Period. If the Options are not exercised during the applicable period, they shall be deemed to have been forfeited and of no further force or effect.


                                       D

              (ii) TERMINATION OF EMPLOYMENT.

                   (A) If the employment of the Option Holder is terminated within the Option Period for cause, as determined by the Company, the Option shall thereafter be void for all purposes. As used in this subsection 7.2(e)(ii), "cause" shall mean a gross violation, as determined by the Board, of the Company's established policies and procedures. The effect of this subsection 7.2(e)(ii) shall be limited to determining the consequences of a termination, and nothing in this subsection 7.2(e)(ii) shall restrict or otherwise interfere with the Company's discretion with respect to the termination of any employee.

                   (B) If the Option Holder terminates his employment with the Company in a manner determined by the Board, in its sole discretion, to constitute retirement (which determination shall be communicated to the Option Holder within 10 days of such termination), the Option may be exercised by the Option Holder, or in the case of death, by the persons specified in subsection 7.2(e)(ii)(C), within three months following his or her retirement if the Option is an Incentive Stock Option or within twelve months following his or her retirement if the Option is a Non-Statutory Stock Option (provided in each case that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of the Option Holder's termination of employment.

                   (C) If the Option Holder dies, or if the Option Holder becomes disabled (within the meaning of Section 22(e)(3) of the Code, during the Option Period while still employed, the Option may, in the case of death, be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within twelve months following the Option Holder's death, but not thereafter (provided that such exercise must occur within the Option Period). In the case of disability, the Option may be exercised within twelve months following the Option Holder's disability, but not thereafter (provided that such exercise must occur within the Option Period). In any such case, the Option may be exercised only as to the number of Shares exercisable on or before the date of the Option Holder's death or disability (provided that such exercise must occur within the Option Period).

                   (D) If the employment of the Option Holder by the Company is terminated within the Option Period for any reason other than cause, retirement as provided in subsection 7.2(e)(ii)(B) above, disability or the Option Holder's death, the Option may be exercised by the Option Holder within three months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the number of Shares exercisable on or before the date of termination of employment.

         (f) TRANSFERABILITY. Each stock option agreement shall provide that during the lifetime of the Option Holder, Incentive Stock Options shall be exercisable only by the Option Holder and Non-Statutory Options shall not be assignable or transferable except in the limited circumstances as set forth in
Section 12 of this Plan.

         (g)  EXERCISE, PAYMENTS, ETC.

              (i) Each stock option agreement shall provide that the method for exercising the Option granted therein shall be by delivery to the Secretary of the Company (the "Secretary") of written notice specifying the number of Shares with respect to which such Option is exercised and payment of the Option Price. Such notice shall be in a form satisfactory to the Plan Administrator and shall specify the particular Option (or portion thereof) that is being exercised and the number of Shares with respect to which the Option is being exercised. The exercise of the Option shall be deemed effective upon receipt of such notice by the Secretary and payment to the Company of the appropriate Option Price. The purchase of Shares shall take place at the principal offices of the Company upon delivery of such notice, at which time the Option Price shall be paid in full by any of the methods or any combination of the methods set forth in (ii) below. A properly executed certificate or certificates representing the Shares shall be issued by the Company and delivered to the Option Holder as soon as practicable after payment of the Option Price.

              (ii) The Option Price shall be paid by any of the following methods or any combination of the following methods:

                   (A) in cash;

                   (B) by cashier's check payable to the order of the Company;

                   (C) by delivery to the Company of certificates representing the number of Shares then owned by the Option Holder, the Fair Market Value of which equals the Option Price for the Shares to be purchased pursuant to the Option, properly endorsed for transfer to the Company; PROVIDED HOWEVER, that Shares used for this purpose must have been held by the Option Holder for such minimum period of time as may be established from time to time by the Plan Administrator. For purposes of this Plan, the Fair Market Value of any Shares delivered in payment of the Option Price upon exercise of the Option shall be the Fair Market Value as of the exercise date and the exercise date shall be the day the delivery of the certificates for the Shares used as payment of the Option Price; or

                   (D) by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Shares or of a loan from the broker to the Option Holder necessary to pay the Option Price.

              (iii) In the discretion of the Plan Administrator, the Company may provide a loan or guaranty a third-party loan obtained by a Participant to pay part or all of the Option Price of the Shares provided that such loan or the Company's guaranty is properly secured by the Shares.


                                       E

         (h)  WITHHOLDING.

              (i) NON-STATUTORY OPTIONS. Each stock option agreement covering Non-Statutory Options shall provide that, upon exercise of the Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by applicable federal and state income tax laws, including payment of such taxes through delivery of Shares or by withholding Shares to be issued upon the exercise of the Option, as provided in Section 16.

              (ii) INCENTIVE STOCK OPTIONS. In the event that a Participant makes a disposition (as defined in Section 424(c) of the Code) of any Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the expiration of two years from the date on which the Incentive Stock Option was granted or prior to the expiration of one year from the date on which the Option was exercised, the Participant shall send written notice to the Secretary at the Company's principal office in Denver, Colorado of the date of such disposition, and any other information relating to such disposition as the Company may reasonably request. The Participant shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by applicable federal and state income tax laws.

         (i) DATE OF GRANT. An Option shall be considered as having been granted on the date specified in the grant resolution of the Plan
Administrator.

         (j)  ADJUSTMENT OF OPTIONS.  Subject to the limitations contained in
Section 15, the Plan Administrator may make any adjustment in the Option Price, the number of Shares subject to, or the terms of, an outstanding Option and a subsequent granting of an Option by amendment or by substitution of an outstanding Option. Such amendment, substitution or re-grant may result in terms and conditions (including Option Price, number of Shares covered, vesting schedule or exercise period) that differ from the terms and conditions of the original Option. The Plan Administrator may not, however, adversely affect the rights of any Participant to previously granted Options without the consent of such Participant.

7.4 NO RIGHTS AS A STOCKHOLDER. No Option Holder shall have any rights as a stockholder with respect to any Shares covered by an Option until the Option Holder becomes the holder of record of such Shares, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Shares, except as provided in herein.


                                      SECTION 8
                               RESTRICTED STOCK AWARDS

8.1 AWARDS GRANTED BY THE PLAN ADMINISTRATOR. Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Awards of Restricted Stock consisting of Shares. The number of Shares granted as an Award of Restricted Stock shall be determined by the Plan Administrator.

8.2 RESTRICTIONS. A Participant's right to retain an Award of Restricted Stock granted to him under Section 8.1 shall be subject to such restrictions, including but not limited to his continuous employment by the Company for a certain period specified by the Plan Administrator, or the attainment of specified performance goals and objectives, as may be established by the Plan Administrator with respect to such Award. The Plan Administrator may in its sole discretion require different periods of employment or different performance goals and objectives with respect to different Participants, to different Awards of Restricted Stock or to separate, designated portions of the Shares constituting an Award of Restricted Stock.

8.3 PRIVILEGES OF A STOCKHOLDER, TRANSFERABILITY. A Participant shall have all voting, dividend, liquidation and other rights with respect to Stock in accordance with the terms of the Award of Restricted Stock upon his becoming the holder of record of such Restricted Stock; PROVIDED, HOWEVER, that the Participant's right to sell, encumber or otherwise transfer such Restricted Stock shall be subject to the limitations of Section 12 hereof.

8.4 ENFORCEMENT OF RESTRICTIONS. The Plan Administrator may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Section 8.2 and 8.3:

         (a) Placing a legend on the stock certificates referring to the restrictions;

         (b) Requiring the Participant to keep the stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; or

         (c) Requiring that the stock certificates, duly endorsed, be held in the custody of a third party while the restrictions remain in effect.

8.5 TERMINATION OF EMPLOYMENT, DEATH, DISABILITY, ETC. In the event of the death or disability (within the meaning of Section 22(e)(3) of the Code) of a Participant, or the retirement of a Participant as provided in Section 7.3(e)(ii), all employment period and other restrictions applicable to Awards of Restricted Stock then held by him shall lapse, and such awards shall become fully nonforfeitable. Subject to Sections 6 and 10, in the event of a Participant's termination of employment for any other reason, any Award of Restricted Stock as to which the employment period or other restrictions have not been satisfied shall be forfeited.


                                       F

                                      SECTION 9
                                  PERFORMANCE UNITS

9.1 PERFORMANCE RELATED AWARDS. Coincident with or following designation for participation in the Plan, a Participant may be granted Performance Units.

9.2 AMOUNT OF AWARD. The Plan Administrator shall establish a maximum amount of a Participant's Award, which amount shall be denominated in Shares or in dollars.

9.3 COMMUNICATION OF AWARD. Written notice of the maximum amount of a Participant's Award and the Performance Cycle determined by the Plan Administrator shall be given to a Participant as soon as practicable after grant of the Award by the Plan Administrator.

9.4 AMOUNT OF AWARD PAYABLE. The Plan Administrator shall establish maximum and minimum performance targets to be achieved during the applicable Performance Cycle. Performance targets established by the Plan Administrator shall relate to corporate, group, unit or individual performance and may be established in terms of earnings, growth in earnings, ratios of earnings to equity or assets, or such other measures or standards determined by the Plan Administrator. Multiple performance targets may be used and the components of multiple performance targets may be given the same or different weight in determining the amount of an Award earned, and may relate to absolute performance or relative performance measured against other groups, units, individuals or entities. Achievement of the maximum performance target shall entitle the Participant to payment (subject to Section 9.5) at the full or maximum amount specified with respect to the Award; PROVIDED, HOWEVER, that notwithstanding any other provisions of this Plan, in the case of an Award of Performance Units, the Plan Administrator in its discretion may establish an upper limit on the amount payable (whether in cash or Shares) as a result of the achievement of the maximum performance target. The Plan Administrator may also establish that a portion of a full or maximum amount of a Participant's Award will be paid (subject to Section 9.5) for performance which exceeds the minimum performance target but falls below the maximum performance target applicable to such Award.

9.5 ADJUSTMENTS. At any time prior to payment of an Award of Performance Units, the Plan Administrator may adjust previously established performance targets or other terms and conditions to reflect events such as changes in laws, regulations, or accounting practice, or mergers, acquisitions or divestitures, or such other events as the Plan Administrator deems appropriate, in its sole discretion.

9.6 PAYMENTS OF AWARDS. Following the conclusion of each Performance Cycle, the Plan Administrator shall determine the extent to which performance targets have been attained, and the satisfaction of any other terms and conditions with respect to an Award relating to such Performance Cycle. The Plan Administrator shall determine what, if any, payment is due with respect to an Award and whether such payment shall be made in cash, Shares or some combination. Payment shall be made in a lump sum or installments, as determined by the Plan Administrator, commencing as promptly as practicable following the end of the applicable Performance Cycle, subject to such terms and conditions and in such form as may be prescribed by the Plan Administrator.

9.7 TERMINATION OF EMPLOYMENT. If a Participant ceases to be a employee before the end of a Performance Cycle by reason of his death, permanent disability or retirement as provided in Section 7.3(e)(ii), the Performance Cycle for such Participant for the purpose of determining the amount of the Award payable shall end at the end of the calendar quarter immediately preceding the date on which such Participant ceased to be an employee. The amount of an Award payable to a Participant to whom the preceding sentence is applicable shall be paid at the end of the Performance Cycle and shall be that fraction of the Award computed pursuant to the preceding sentence, the numerator of which is the number of calendar quarters during the Performance Cycle during all of which said Participant was an employee and the denominator of which is the number of full calendar quarters in the Performance Cycle. Upon any other termination of employment of a Participant during a Performance Cycle, participation in the Plan shall cease and all outstanding Awards of Performance Units to such Participant shall be canceled.

                                     SECTION 10
                                  CHANGE IN CONTROL

10.1 OPTIONS, RESTRICTED STOCK. In the event of a change in control of the Company as defined in Section 10.3, the Board may, in its sole discretion, without obtaining stockholder approval, to the extent permitted in Section 15, take any or all of the following actions: (a) accelerate the exercise dates of any outstanding Options or make all such Options fully vested and exercisable;
(b) grant a cash bonus award to any Option Holder in an amount necessary to pay the Option Price of all or any portion of the Options then held by such Option Holder; (c) pay cash to any or all Option Holders in exchange for the cancellation of their outstanding Options in an amount equal to the difference between the Option Price of such Options and the greater of the price offered by a third party for the Common Stock or the Fair Market Value of the Shares on the date of the cancellation of the Options; (d) make any other adjustments or amendments to the outstanding Options; and (e) eliminate all restrictions with respect to Restricted Stock and deliver Shares free of restrictive legends to any Participant.

10.2 PERFORMANCE UNITS. Under the circumstances described in Section 10.1, the Board may, in its sole discretion, and without obtaining stockholder approval, to the extent permitted in Section 15, provide for payment of outstanding Performance Units at the maximum award level or any percentage thereof.

10.3 DEFINITION. For purposes of the Plan, a "change in control" shall be deemed to have occurred if (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the 1934 Act), other than William J. Pearse, a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than 33% of the then outstanding voting stock of the Company; or (b) at any time during any period of three consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for


                                       G
election was previously so approved) cease for any reason to constitute a majority thereof; or (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                                     SECTION 11
                      RIGHTS OF EMPLOYEES AND OTHER PARTICIPANTS

Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence or absence due to military or government service shall constitute a termination of employment shall be determined by the Plan Administrator at the relevant time.


                                     SECTION 12
                                   TRANSFERABILITY

During the lifetime of the Option Holder, Incentive Stock Options shall be exercisable only by the Option Holder and shall not be assignable or transferable; PROVIDED, HOWEVER, that in the event of the Option Holder's death, any Option may be exercised by the personal representative of the Option Holder's estate, or by the person(s) to whom the option is transferred pursuant to the Option Holder's will or in accordance with the laws of descent and distribution. Upon the prior written consent of the Board and subject to any conditions associated with such consent, a Non-Statutory Option may be assigned in whole or in part during the Option Holder's lifetime to one or more members of the Option Holder's immediate family or to a trust established exclusively for one or more such family members. In addition, the Board, in its sole discretion, may allow a Non-Statutory Option to be assigned in other circumstances deemed appropriate. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Board may deem appropriate.

                                     SECTION 13
                                 GENERAL RESTRICTIONS

13.1 INVESTMENT REPRESENTATIONS. The Company may require any person to whom an Option or other Award is granted, as a condition of exercising such Option or receiving Shares under the Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Shares subject to the Option or the Award for his own account for investment and not with any present intention of selling or otherwise distributing the same and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Shares.

13.2 COMPLIANCE WITH SECURITIES LAWS. Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Plan Administrator. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

13.3 STOCK RESTRICTION AGREEMENT. The Plan Administrator may provide that Shares issuable upon the exercise of an Option shall, under certain conditions, be subject to restrictions whereby the Company has a right of first refusal with respect to such Shares or a right or obligation to repurchase all or a portion of such Shares, which restrictions may survive a Participant's term of employment with the Company. The acceleration of time or times at which an Option becomes exercisable may be conditioned upon the Participant's agreement to such restrictions.

                                     SECTION 14
                               OTHER EMPLOYEE BENEFITS

The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or the grant or vesting of any other Award shall not constitute "earnings" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

                                     SECTION 15
              PLAN AMENDMENT, MODIFICATION AND TERMINATION BY THE BOARD

15.1 BOARD'S EXCLUSIVE AUTHORITY TO TERMINATE PLAN. The Board shall have complete and exclusive authority to terminate and from time-to-time amend or modify the Plan in any and all respects unless and only to the extent that stockholder approval of such amendments or modifications is required under applicable law or, if the Company, on the advice of its counsel, determines that stockholder approval is


                                       H
otherwise necessary or desirable. No amendment, modification or termination of the Plan shall in any manner adversely affect any Awards theretofore granted under the Plan, without the consent of the Participant holding such Awards.

15.2 OPTIONS IN EXCESS OF THE NUMBER OF AVAILABLE SHARES. Options in excess of the number of Shares then available for issuance may be granted under this Plan, PROVIDED, HOWEVER, that any excess Shares actually issued under this Plan shall be held in escrow until the action that is necessary to approve a sufficient increase in the number of Shares available for issuance under the Plan is taken. If such further action is not obtained within 12 months after the date the first such excess grants are made, then:
(i) any unexercised Options granted on the basis of such excess Shares shall terminate and cease to be outstanding and (ii) the Company shall promptly refund to the Option Holders the Option Price paid for any excess Options that were exercised or issued under the Plan and held in escrow, together with interest on the Option Price that was held in escrow, and any such Options and Shares shall thereupon be automatically canceled and cease to be outstanding.

                                     SECTION 16
                                     WITHHOLDING

16.1 WITHHOLDING REQUIREMENT. The Company's obligations to deliver Shares upon the exercise of an Option, or upon the vesting of any other Award, shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

16.2 WITHHOLDING WITH STOCK. The Board may, in its discretion, provide any or all holders of Non-Statutory Options with the right to use Shares in satisfaction of all or part of the taxes incurred by such holders in connection with the exercise of such Options. Such right may be provided to any such holder in either or both of the following formats:

         (a) The election to have the Company withhold, from the Shares otherwise issuable upon the exercise of such Non-Statutory Option, a portion of those Shares with an aggregate Fair Market Value less than or equal to the amount of taxes due as designated by such holder; or

         (b) The election to deliver to the Company, at the time the Non-Statutory Option is exercised, one or more Shares previously acquired by such holder with an aggregate Fair Market Value less than or equal to the amount of taxes due as designated by such holder.

                                     SECTION 17
                                BROKERAGE ARRANGEMENTS

The Plan Administrator may, in its discretion, enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the disposition of Shares acquired upon exercise of Options, including, without limitation, arrangements for the simultaneous exercise of Options and sale of the Shares acquired upon such exercise.

                                     SECTION 18
                              NONEXCLUSIVITY OF THE PLAN

Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any affiliated Corporation now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.


                                     SECTION 19
                                 REQUIREMENTS OF LAW

19.1 REQUIREMENTS OF LAW. The issuance of Shares and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

19.2 FEDERAL SECURITIES LAW REQUIREMENTS. If a Participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act, Awards granted hereunder shall be subject to all conditions required under Rule 16b-3 of the 1934 Act, or any successor rule promulgated under the 1934 Act, to qualify the Award for any exception from the provisions of Section 16(b) of the 1934 Act available under that Rule. Such conditions are hereby incorporated herein by reference and shall be set forth in the agreement with the Participant which describes the Award.

19.3 CONFLICTS. If the terms of a particular stock option agreement that evidences an Award conflict with the terms of the Plan, the terms of the Plan will control and such Participant will be subject to the terms and conditions of the Plan.

19.4 GOVERNING LAW. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

                                       I

                                     SECTION 20
                                 DURATION OF THE PLAN

The Plan shall terminate at such time as may be determined by the Board, and no Award shall be granted after such termination. If not sooner terminated under the preceding sentence, the Plan shall fully cease and expire at midnight on June 10, 2007. Awards outstanding at the time of the Plan termination may continue to be exercised or earned in accordance with their terms.

Dated:  June __, 1997


                                       ULTIMATE ELECTRONICS, INC.



                                       By
                                          ------------------------------------
                                          William J. Pearse
                                          Chief Executive Officer









                                       J

PROXY

                              ULTIMATE ELECTRONICS, INC.
                                 321A W. 84TH AVENUE
                               THORNTON, COLORADO 80221

                       THIS PROXY IS SOLICITED ON BEHALF OF THE
                   BOARD OF DIRECTORS OF ULTIMATE ELECTRONICS, INC.

The undersigned holder of shares of common stock of Ultimate Electronics, Inc. (the "Company") hereby appoints William J. Pearse, David J. Workman and Alan E. Kessock, or any of them, each with full power of substitution, to vote all shares of said stock that the undersigned could vote if personally present at the 1997 Annual Meeting of Stockholders of the Company (the "Meeting") to be held on Tuesday, June 10, 1997 at 8:30 a.m., Mountain Daylight Time, at the Company's office, 321 W. 84th Avenue, Thornton, Colorado 80221, and at any adjournment or postponement thereof.

I.   ELECTION OF DIRECTOR:
     FOR the nominee listed below              WITHHOLD AUTHORITY to vote
     (except as marked to the contrary) / /    for the nominee listed below / /

     (Instruction: To withhold authority to vote for the individual nominee strike a line through the nominee's name listed below).

          CLASS III (to serve until the 2000 Annual Meeting)  William J. Pearse

II. PROPOSAL TO ADOPT THE EQUITY INCENTIVE PLAN which plan will replace the Company's Employee Stock Option plan and Nonemployee's Director's Stock Option Plan, and to provide for authorization for issuance under the Equity Incentive Plan of up to 750,000 shares of the Company's common stock.
                     /  / FOR      /  / AGAINST      /  /  ABSTAIN

III. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP as the independent auditors of the Company for the fiscal year ending January 31, 1998.

                     /  / FOR      /  / AGAINST      /  /  ABSTAIN

                                              (CONTINUED ON THE OTHER SIDE)

                              (CONTINUED FROM OTHER SIDE)
IV. In their discretion, the Proxies are authorized to vote upon such business as may properly come before the Meeting.

     Whether or not you plan to attend the Meeting, you are urged to execute and return this Proxy, which may be revoked at any time prior to its use. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH NOMINEE AND PROPOSAL LISTED.

                                   This proxy should be dated and signed by the stockholder or his attorney authorized in writing or in any other manner permitted by law. If shares are held by two or more persons, any one may sign. If signing as executor, administrator, trustee or guardian or as a corporate officer, please give full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
                                   Dated: ______________ ___, 1997

                                   ------------------------------------------
                                            Signature of Stockholder

                                   ------------------------------------------
                                   Signature of Stockholder (if held jointly)

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. DATE AND RETURN THIS PROXY IN THE REPLY ENVELOPE PROVIDED. IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS RECEIVED.